UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 1
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006
SAFENET, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20634	52-1287752
(Commission	(IRS Employer
File Number)	Identification No.)
4690 Millennium Drive
Belcamp, Maryland 21017
(Address of Principal Executive Offices) (Zip Code)
(443) 327-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     In a Current Report on Form 8-K filed on February 8, 2006 (the “Form 8-K”), SafeNet, Inc. (the “Company”) disclosed that its management had concluded that the Company’s previously filed Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, respectively, contained certain errors, and that the Company intended to file amendments to these Forms 10-Q to correct these errors as soon as possible. After further review, the Company has determined that there are no material errors in the Form 10-Q for the quarter ended June 30, 2005. Accordingly, the Company hereby amends the Form 8-K to disclose that it will not file an amended Form 10-Q for the quarter ended June 30, 2005.
     The Company’s management has discussed the matters disclosed under this Item 4.02 with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits.
None

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2006

SAFENET, INC.

By:	/s/ Anthony A. Caputo Anthony A. Caputo,
Chairman and Chief Executive Officer